SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                      __________________________

                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    August 9, 2004

                     Berry Petroleum Company
      (Exact name of registrant as specified in its charter)

Delaware                     1-9735               77-0079387
(State or other           (Commission            IRS Employer
jurisdiction of           File Number)        Identification No.
incorporation)


       5201 Truxtun Avenue, Suite 300 Bakersfield, CA  93309
              (Address of principal executive offices)

Registrant's telephone number, including area code (661) 616-3900


                            N/A
(Former name or former address, if changed since last report)





















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Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 99 - News Release dated August 9, 2004 regarding the
     Registrant's financial and operating results for the three months ended June 30, 2004.

and

Item 12. Results of Operations and Financial Condition.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On August 9, 2004, Berry Petroleum Company (Berry) announced financial results for the three months ended June 30, 2004. A copy of the news release announcing Berry's earnings results for three months ended June 30, 2004 is attached hereto as Exhibit 99.


                     SIGNATURE

    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            BERRY PETROLEUM COMPANY



                            By     /s/ Ralph J. Goehring
                            Name:      Ralph J. Goehring
                            Title:     Executive Vice President
                                       and Chief Financial Officer

     August 9, 2004

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